EXHIBIT  32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant  to  section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of NeWave, Inc., a Utah corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The quarterly report for the quarter ended March 31, 2005 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/  Michael  Hill
-------------------------
Michael  Hill
Chief  Executive  Officer
May  23,  2005







/s/  Barrett  Evans
------------------------
Barrett  Evans
Interim  Chief  Financial  Officer
May  23,  2005